UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: May 26, 2020

NovaBay Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33678	68-0454536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Powell Street, Suite 1150, Emeryville, CA     94608

(Address of Principal Executive Offices) (Zip Code)

(510) 899-8800

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, par value $0.01 per share	NBY	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 26, 2020, NovaBay Pharmaceuticals, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders, as further described in Item 5.07 below, at which the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company’s common stock from 50,000,000 to 75,000,000 (the “Amendment”). The Amendment became effective upon the Company’s filing of the Amendment with the Secretary of State of Delaware on May 27, 2020. A copy of the Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07     Submission of Matters to a Vote of Security Holders.

On May 26, 2020, the Company held its 2020 Annual Meeting, at which the Company’s stockholders considered three (3) proposals, each of which is described in more detail in the Company’s proxy statement filed with the Securities and Exchange Commission on April 15, 2020 (the “Proxy Statement”). There were 28,010,564 outstanding shares entitled to vote and there were 20,791,658 shares present in person or by proxy at the 2020 Annual Meeting, representing seventy-four and 23/100 percent (74.23%) of the shares outstanding and entitled to vote. The voting results are presented below.

1.     To elect the two (2) Class I directors nominated by our Board of Directors to hold office for a term of three (3) years and until their respective successors are elected and qualified.

Nominee	For	Withhold	Broker Non-Votes[1]
Mijia (Bob) Wu	11,678,817	292,779	8,820,062
Yenyou (Jeff) Zheng	11,740,714	230,882	8,820,062

2.     To approve an amendment to the Amended and Restated Certificate of Incorporation, as amended, of NovaBay Pharmaceuticals, Inc. to increase the Company’s number of authorized shares of NovaBay common stock from 50,000,000 to 75,000,000.

For	Against	Abstain
18,623,422	2,098,070	70,166

3.     To ratify the appointment by our Audit Committee of OUM & Co. LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

For	Against	Abstain
20,287,023	442,524	62,111

1 A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to the item and has not received voting instructions from the beneficial owner of the shares it holds. Broker non-votes are counted when determining whether the necessary quorum of stockholders is present or represented at each annual meeting.

Item 9.01     Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
3.1	Amendment to the Amended and Restated Certificate of Incorporation, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaBay Pharmaceuticals, Inc.

By:	/s/ Justin Hall
Justin Hall
President, Chief Executive Officer and General Counsel

Dated: May 28, 2020